UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2020

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

300 The American Road Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	IMMU	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Immunomedics, Inc. (the “Company”), the stockholders of the Company voted to approve the Immunomedics, Inc. Amended and Restated 2014 Long-Term Incentive Plan (the “Amended 2014 Plan”).

The Amended 2014 Plan is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the United States Securities and Exchange Commission (“SEC”) on April 27, 2020, under the heading “Proposal Four: Approval of the Immunomedics, Inc. Amended and Restated 2014 Long-Term Incentive Plan - Summary of Amended 2014 Plan,” which description is incorporated by reference herein.

The foregoing summary of the Amended 2014 Plan is qualified in its entirety by reference to the full text of the Amended 2014 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed under Item 5.07 of this Current Report on Form 8-K, on June 18, 2020, the stockholders of the Company voted at the Annual Meeting to approve the amendment and restatement of the Company’s certificate of incorporation to increase the maximum number of authorized shares of the Company's capital stock, all classes, from 260,000,000 shares, consisting of (i) 250,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and (ii) 10,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”), to 285,000,000 shares, consisting of (x) 275,000,000 shares of Common Stock, and (y) 10,000,000 shares of Preferred Stock (such amended and restated certificate of incorporation, the “Restated Certificate”). Subsequent to such approval, on June 18, 2020, the Company filed the Restated Certificate with the Secretary of State of the State of Delaware.

The foregoing summary of the Restated Certificate is qualified in its entirety to the full text of the Restated Certificate, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07            Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held at the Company’s executive offices, 410 The American Road, Morris Plains, New Jersey, on Thursday, June 18, 2020. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of seven (7) directors to serve until the 2021 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;

•	the non-binding advisory vote to approve the compensation of the Company’s named executive officers;

•	the vote to approve the Restated Certificate;

•	the vote to approve the amendment and restatement of the Company’s 2014 Long-Term Incentive Plan;

•	the vote to approve and adopt the Company’s 2020 Employee Stock Purchase Plan; and

•	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

At the close of business on April 24, 2020, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 213,945,493 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 191,257,095 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

With respect to the election of the director nominees to serve until the 2021 Annual Meeting of Stockholders, the votes were as follows:

Name	For	Against	Abstain	Broker Non- Votes
Behzad Aghazadeh	135,828,495	23,301,418	94,362	32,032,820
Robert Azelby	148,286,180	10,848,079	90,016	32,032,820
Charles Baum	134,187,727	24,944,544	92,004	32,032,820
Scott Canute	134,412,007	24,656,962	155,306	32,032,820
Barbara Duncan	120,715,856	38,412,758	95,661	32,032,820
Peter Barton Hutt	115,171,505	43,943,259	109,511	32,032,820
Khalid Islam	113,771,492	45,329,003	123,780	32,032,820

The non-binding advisory votes with respect to approval of the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
106,047,129	52,610,305	566,841	32,032,820

With respect to the approval of the Restated Certificate, the votes were as follows:

For	Against	Abstain
172,256,173	17,752,678	1,248,244

With respect to the amendment and restatement of the Company’s 2014 Long-Term Incentive Plan, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
145,919,961	12,917,940	386,644	32,032,820

With respect to the approval and adoption of the Company’s 2020 Employee Stock Purchase Plan, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
144,174,063	14,757,954	292.258	32,032,820

With respect to the ratification of the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, the votes were as follows:

For	Against	Abstain
175,384,372	15,479,860	392,863

The foregoing votes reflect that all of the director nominees were elected to serve until the 2021 Annual Meeting of Stockholders; the Restated Certificate was approved; the amendment and restatement of the Company’s 2014 Long-Term Incentive Plan was approved; the adoption of the Company’s 2020 Employee Stock Purchase Plan was approved; the compensation of the Company’s named executive officers was approved by non-binding advisory votes; and KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
3.1	Amended and Restated Certificate of Incorporation of Immunomedics, Inc.
10.1	Immunomedics, Inc. Amended and Restated 2014 Long-Term Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2020	By:	/s/ Usama Malik
Name: Usama Malik
Title: Chief Financial Officer